UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 5, 2022 (December 29, 2021)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other Jurisdiction  of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)

30 Isabella Street Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	WAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On December 29, 2021, Westinghouse Air Brake Technologies Corporation (the “Company”) entered into the third amendment (“Amendment No. 3”) to its Credit Agreement, dated as of June 8, 2018 (the “Initial Credit Agreement”) among the Company, Wabtec Netherlands B.V. and the borrowing subsidiaries party thereto, the lenders party thereto, and PNC Bank, National Association, as administrative agent, as such Initial Credit Agreement was amended on February 22, 2019 by the first amendment thereto and on April 22, 2021 by the second amendment thereto (as so amended by the first and second amendments, the “Credit Agreement”).

Amendment No. 3 (i) changes the rate under the Credit Agreement for borrowings denominated in Sterling from a rate based on the London Interbank Offered Rate (LIBOR) to a rate based on the Sterling Overnight Index Average (SONIA) and (ii) changes the rate under the Credit Agreement for borrowings denominated in Euro from a LIBOR-based rate to a rate based on the Euro short term rate (€STR), in each case, subject to certain adjustments specified in the Credit Agreement, as amended by Amendment No. 3.  Amendment No. 3 also provides for changes to certain terms and provisions to take into account these successor rates.

The foregoing is a summary of certain terms and provisions of Amendment No. 3 and is not a complete discussion of the document. Accordingly, such description of Amendment No. 3 in this Item 8.01 is qualified in its entirety by reference to the full text of Amendment No. 3, a copy of which is filed herewith as Exhibit 10.1., which includes a conformed copy of the Credit Agreement with all amendments.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1
Third Amendment to Credit Agreement, dated as of December 29, 2021, among Westinghouse Air Brake Technologies Corporation, Wabtec Netherlands B.V. and the other borrowing subsidiaries party thereto, the lenders party thereto and PNC Bank, National Association, as Administrative Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

	By:	/s/ John A. Olin
John A. Olin
Executive Vice President and
Chief Financial Officer

Date: January 5, 2022